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                                                                     Exhibit 1.1


                                                                   JULY 17, 2000


                                5,600,000 Shares

                                   CAMTEK LTD.

                                 Ordinary Shares

                             UNDERWRITING AGREEMENT



                                                                  July __ , 2000


CIBC World Markets Corp.
UBS Warburg LLC
Needham & Company, Inc.
c/o CIBC World Markets Corp.
425 Lexington Avenue
6th Floor
New York, NY  10017

On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Ladies and Gentlemen:

                  Camtek Ltd. (the "Company"), a corporation organized under the laws of the State of Israel ("Israel"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named in
Schedule I to this Agreement (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 5,600,000 shares (the "Firm Shares") of the Company's ordinary shares, NIS 0.01 par value (the "Ordinary Shares"). The respective amounts of the Firm Shares to be purchased by each of the Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes, subject to the terms and conditions contained herein, to grant to the Underwriters an option to purchase up to an additional 840,000 Ordinary Shares (the "Option Shares"), solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

                  1. SALE AND PURCHASE OF THE SHARES.

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                  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

         (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $[____] per share (the "Purchase Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 10 hereof.

         (b) The Company hereby grants to the Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares to the extent indicated on Schedule I hereto at the Purchase Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part on one or more occasions at any time on or before 12:00 noon, New York City, time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         (c) It is understood that [180,000] shares of the Firm Shares will initially be reserved by the Representatives for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") to employees and business associates of the Company and its affiliates and to family members of the Company's executives (collectively, the "Participants") as set forth in the Prospectus (as defined herein) under the caption "Underwriting" (the "Directed Share Program") who have heretofore delivered to the Representatives offers or indications of interest to purchase shares of Firm Shares in form satisfactory to the Representatives. The Firm Shares to be sold by the Representa tives pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Representatives pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Representatives as set forth in the Prospectus.

         (d) The Underwriters agree that they will not offer the Shares to more than thirty-five (35) offerees in Israel and will cause each offeree in Israel who has purchased Shares to execute a representation that such offeree is acquiring the Shares for investment purposes only and not with



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a view towards distribution or resale. The Representatives will deliver to the
Company a list of such Israeli offerees at the Closing.

                  2. DELIVERY AND PAYMENT. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the Purchase Price therefor in immediately available funds by wire transfer to the order of the Company for the shares purchased from the Company, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, counsel for the Underwriters, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

                  In the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, delivery of the Option Shares to the Underwriters for the respective accounts of the Underwriters and payment of the Purchase Price therefor in immediately available funds by wire transfer to the account of the Company shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and each Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                  Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                  3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form F-1 (File No. 333-11628), including a Preliminary Prospectus (as defined below) relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement


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means the initial registration statement (including all exhibits and financial schedules), as amended at the time and on the date it becomes effective (the "Effective Date") and as thereafter amended by post effective amendments including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

                  The Company understands that the Underwriters propose to make a public offering and sale of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Underwriters deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                  4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Underwriter as follows:

         (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the


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Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Underwriters for use in the Registration Statement or the Prospectus is the statements contained in [to come] under the caption "Underwriting" in the Prospectus.

         (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

         (c) The Company has received from the Israel Securities Authority (the "ISA") an exemption from the obligation to issue and publish a prospectus pursuant to the Israeli Securities Law, 1968 (the "ISA Exemption"), in order to offer and sell the Shares as contemplated hereunder and the ISA Exemption was in full force and effect on the Effective Date and shall be in full force and effect on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission and at each Closing Date, subject to the limitations set forth in Section 1(d).

         (d) Subject to the compliance by the Underwriters with their agreement contained in Section 1(d) above, the Company has obtained all approvals or exceptions under Israeli law which are required to be complied with by the Company to consummate the transactions contemplated hereunder and in the Prospectus.

         (e) The consolidated financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with accounting principles generally accepted in Israel and the United States, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. As applicable to the Company's consolidated financial statements, accounting principles generally accepted in Israel do not differ in any material respects from accounting principles generally accepted in the United States. The summary and selected financial data (including quarterly financial data) included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.


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         (f) Each of (x) Goldstein Sabo Tevet and (y) Richard A. Eisner &
Company, LLP, whose report is filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their respective reports, were independent public accountants as required by the Securities Act and the Rules.

         (g) The Company is a corporation duly organized and validly existing under the laws of Israel. Each of the Company's subsidiaries (the "Subsidiaries") has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). Each of the Company and the Subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates, designations, declarations and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits would not have a Material Adverse Effect; each of the Company and the Subsidiaries have fulfilled and performed in all material respects all its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, and except for such Permits as have been obtained and are in full force and effect, no other Permits are required to enter into, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement.

         (h) The Company and its Subsidiaries own, possess, license or have other rights to use on reasonable terms, all material patents, patent applications, trademarks, service marks, trademark and service mark registrations, trade-names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as described in the Prospectus. To the Company's best knowledge, there are no rights of third parties to any such Intellectual Property and there is no material infringement by third parties of any of the Intellectual Property. (I) Except as set forth in the Prospectus under the caption "Business - Intellectual Property and Proprietary Rights," there is no pending, or the Company's best knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any of the Intellectual Property, (ii) the Company is not aware of any facts which would form a reasonable basis for any such claim by others challenging the Company's rights in and to any of the Intellectual Property,
(iii) except as set forth in the Prospectus under the caption "Business Intellectual Property and Proprietary Rights," there is no pending or, to the Company's best knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and (iv) the Company is not aware of any facts which would form a reasonable basis for any such claim by others that the Company infringes or


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otherwise violates any patent, trademark, copyright, trade secret or other property rights of others, and (iv) the Company is not aware of any facts which would form a reasonable basis for any such claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other property rights of others.

         (i) For purposes of this Agreement, "Date Data" means any date information and any data that is derived from or dependent on date information; "Date-Sensitive System" means any software, microcode, hardware (including semiconductor devices, boards, and any other hardware), systems, components and devices of any type (whether generally considered information technology or not) with date-related functionality. "Process" means all functions, including but not limited to accepting as input, calculating, sequencing, storing, displaying and generating as output; or in the case of any date-related data, is in proper format and accurate for all dates before, on and after January 1, 2000 (taking into account leap year considerations). "Year 2000 Compliant" means (a) with respect to Date Data, that such Data is in proper format and accurate for all dates before, on and after January 1, 2000 (taking into account leap year considerations); and (b) with respect to Date- Sensitive Systems, that each such System correctly Processes all Date Data for all dates before, on, and after January 1, 2000 (taking into account leap year considerations) without any loss of functionality, interoperability or performance, and whether used on a stand-alone basis or in combination with other software, hardware, systems, components or devices that interface in a manner that is Year 2000 Compliant. Except as disclosed in the Prospectus, all Date Data and Date- Sensitive Systems that are either a product of the Company or the Subsidiaries, or are used in or necessary for the business of the Company or the Subsidiaries, or which are in development or on order by or for the Company or the Subsidiaries, are Year 2000 Compliant. Except as disclosed in the Prospectus, the Company and each of the Subsidiaries has obtained written representations or assurances from each entity that (i) provides material Date Data or Date-Sensitive Systems to the Company or the Subsidiaries, (ii) Processes material Date Data for the Company or the Subsidiaries, or (iii) otherwise provides any material product or service to the Company or the Subsidiary that is dependent on Date Data or Date-Sensitive Systems, that all of such entities' material Date Data and Date-Sensitive Systems are Year 2000 Compliant.

         (j) Neither the Company nor any of its subsidiaries owns any real property; the Company and each of its Subsidiaries have good and marketable title to all personal property described in the Prospectuses as being owned by it. Any real property and buildings described in the Prospectuses as being held under lease by the Company and the Subsidiaries are held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not have a Material Adverse Effect.

         (k) There are no legal or governmental proceedings to which the Company or any of the Subsidiaries are subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, which might affect the performance of this Agreement or the consummation of any of the transactions contemplated hereby; except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company


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or any of its Subsidiaries is a party or of which any property or assets of the
Company or any of its Subsidiaries is the subject which, if adversely determined to the Company or any of its Subsidiaries, could reasonably be expected to, individually or in aggregate, have a Material Adverse Effect; and, except as described in the Prospectus, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or others.

         (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein,
(a) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; (b) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (c) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

         (m) There is no document, contract or other agreement of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus fairly reflects in all material respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the Subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of the Subsidiaries, if any of the Subsidiaries is a party, nor to the best of the knowledge of the Company or the Subsidiaries, or any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of the Subsidiaries, of any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.


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         (n) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of any of its organizational documents; neither the Company nor any of its Subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

         (o) Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of the Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company any of or the Subsidiaries is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of the Subsidiaries or violate any provision of any organizational document of the Company or any of the Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

         (p) The Company has authorized and outstanding share capital as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and the Firm Shares have been duly authorized for issuance by the Company. All of the issued and outstanding Ordinary Shares, have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any Ordinary Shares of the Company or any of the securities of the Subsidiaries or any such rights pursuant to the Memorandum of Association or the Articles of Association or other organizational documents of the Company or the certificate of incorporation or by-laws or other organizational documents of any of the Subsidiaries or any agreement or instrument to or by which the Company or any of the Subsidiaries is a party or by which either of them is bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive rights, co-sale rights, rights of first refusal or other similar rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any securities of the Company pursuant to the Company's Memorandum of Association, Articles of Association or other organizational documents or any agreement or other instrument to which the Company or the Subsidiaries is a party or by which either of them may be bound. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share capital of the Company or any of the Subsidiaries or any security convertible into, or exercisable or exchangeable for, such share capital. The Ordinary Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of any of capital stock of the Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and



                                       9
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are owned directly by the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

         (q) No holder of any Security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement.

         (r) Each shareholder of the Company has delivered to the Representatives his or her or its enforceable written agreement (each, a "Lock-Up Agreement"), in the form of Annex A hereto. Each such person or entity subject to a Lock-Up Agreement has agreed to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any securities of the Company held by such person except in compliance with the terms and conditions of such Lock-Up Agreement.

         (s) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state or foreign securities laws or the public policy underlying such laws.

         (t) Neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, agents, contractors or original equipment manufacturers which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of the Subsidiaries, on one hand, and any of its executive officers, on the other hand, which, if adversely determined, could have a Material Adverse Effect, and no officer of the Company or any of the Subsidiaries has advised the Company of a present intention to leave the employment of the Company or any of the Subsidiaries.

         (u) No transaction has occurred between or among the Company and any of its officers or directors or five percent shareholders or any affiliate or affiliates of any such officer or director or five percent shareholders that is not described in the Registration Statement and the Prospectus that would have been required to be described in the Registration Statement if the Registration Statement had been prepared on Form S-1.

         (v) Neither the Company nor any of the Subsidiaries has taken, or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or



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which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of any of the Shares.

         (w) Each of the Company and its Subsidiaries has duly filed with the appropriate taxing authorities all Tax Returns (as defined below) required to be filed by any of them and such Tax Returns are each true, correct and complete; and have paid all taxes shown thereon as due or claimed to be due, and no tax deficiency has been asserted against the Company or any of its Subsidiaries. The term "Tax Returns" means any report, return, application or other information with respect to taxes required to be delivered by the Company or any of its Subsidiaries to a taxing authority in Israel, the United States, European Union or elsewhere (including any federal, state or local authorities), except for such reports, returns, applications or other information the failure of which to file, individually or in the aggregate, would not have a Material Adverse Effect. The Company has not received any notice of proceedings relating to revocation or modification of the "Approved Enterprise" status of any of the Company's facilities which might jeopardize the Company's eligibility to receive the benefits of "approved enterprise" status or any of the other benefits described under the caption "Israeli Taxation" in the Prospectus.

         (x) The Company does not have currently and has never had a permanent establishment in the United States within the meaning of Article 5 of the Convention Between the Government of the United States of America and the Government of the State of Israel With Respect to Taxes on Income.

         (y) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, subject to official Notice of Issuance. A registration statement has been filed on form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which registration statement complies in all material respects with the Exchange Act.

         (z) To the best of the Company's knowledge, no officer, director, or shareholder of the Company has any affiliation or association with the NASD or any member thereof

         (aa) Except for stamp duty, and assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance, delivery and sale to the Underwriters of the Shares to be sold by the Company are not subject to any tax imposed by the State of Israel or any political subdivision thereof.

         (bb) The books, records and accounts of the Company and each of the Subsidiaries fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and each of the Subsidiaries, respectively. Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (cc) Each of the Company and the Subsidiaries, including the directors and officers of each of them, is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

         (dd) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the NASD or may be necessary to qualify the Shares for public offering by the Underwriters under the state or foreign securities or Blue Sky laws) has been obtained or made and is in full force and effect.

         (ee) Neither the Company nor any of its Subsidiaries currently is, and the Company and the Subsidiaries will use their best efforts so that neither of them will become, a personal holding company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended (the "Code") (a "PHC"), for its current taxable year.

         (ff) The Company is not, and upon the consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds" will not become, a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the Code.

         (gg) The Company is not, and after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (hh) None of the Company, or any of its Subsidiaries or any other person associated with or acting on behalf of the Company or any of the Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of the Subsidiaries have, directly or indirectly, while acting on behalf of the Company or the Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds;
(iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

         (ii) Subject to certain time limitations, an Israeli court may declare a foreign civil judgment enforceable if it finds that the judgment was rendered by a court which was, according to the laws of that state of the court, competent to render the judgment; the judgment is no longer appealable; the obligation imposed by the judgment is enforceable according to the rules relating to enforceability of judgments in Israel and the substance of the judgment is not contrary to public policy; and the judgment is executory in the state in which it was given. A foreign judgment will not be declared enforceable if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel. An Israeli court also will not declare a foreign judgment enforceable if it is proved to the Israeli court that (i) the judgment was obtained by fraud; (ii) there was no due process; (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel; (iv) the judgment is at variance with another judgment that was given in the same matter between the same parties and which is still valid; or (v) at the time the action was brought in the foreign court a suit in the same matter and between the same parties was pending before a court or tribunal in Israel.

         (jj) The Company and each of the Subsidiaries are in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to them with respect to the "Approved Enterprise" status of any of the Company's facilities as well as with respect to the other tax benefits received by the Company as set forth under the caption "Israeli Taxation" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Company's facilities.

         (kk) All holders of options to purchase Ordinary Shares of the Company are subject to agreements whereby such holders have agreed substantially to the following effect: that for a period of 180 days from the date of this Agreement they will not directly or indirectly, sell or otherwise transfer, hypothecate, pledge, grant or otherwise dispose of options (whether or not vested) or shares issued as a result of exercise of options, without the prior written consent of the Company or the Underwriters (the "Option Agreement Lock-Up"). The Option Agreement Lock-Up constitutes a legal, valid and binding obligation of the parties thereto enforceable against such parties in accordance with its terms.

         (ll) The Company has not distributed and will not distribute prior to the completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                  5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

         (a) Notification that the Registration Statement has become effective shall have been received by the Underwriters and the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) of this Agreement.

         (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement or the ISA Exemption shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission or the ISA, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Underwriters.

         (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(e) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

         (d) No Underwriter shall have been advised by the Company or any of the Subsidiaries or shall have discovered and disclosed to the Company that the Registration Statement, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

         (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

         (f) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date, a signed letter from each of Goldstein Sabo Tevet and Richard A. Eisner &

Company, LLP, addressed to the Representatives, and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of Form F-1 on which the Registration Statement was prepared is correct insofar as it relates to them and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                           (ii) that Company officials having advised them that
                  no consolidated financial statements as of any date subsequent to December 31, 1999 are available on the basis of a reading of the minutes of the meetings of the shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that with respect to the Company, there was, at a specified date not more than five business days prior to the date of the letter, any changes in capital stock or any increases in long-term debt of the Company or any decreases in working capital or shareholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet as December 31, 1999 included in the Registration Statement, or for the period from January 1, 2000 to a date not more than five business days prior to the date of the letter there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of net income;

                           (iii) they have performed certain other procedures
                  (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives, including the amounts in "Summary Consolidated Financial Data," "Selected Consolidated Financial Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or agrees with the accounting records of the Company;

                           References to the Registration Statement and the
                  Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

         (g) The Representatives shall have received on each Closing Date from Shiboleth, Yisrael, Roberts Zisman & Co., Israeli counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The Company has been duly organized and is
                  validly existing as a company under the laws of Israel, with all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.

                           (ii) The {8,130,501} shares of capital stock shown by
                  the Company's Shareholders' Registry as being issued and outstanding immediately prior to the date hereof are consistent with the Company's authorized and issued share capital as set forth in the Registration Statement and the Prospectus under the caption "Description of Share Capital"; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding Ordinary Shares have been, and the Shares to be sold by the Company, upon issuance and payment therefor in the manner herein described will be, duly and validly authorized and issued, fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge there are no preemptive or other rights to subscribe for or to purchase, or any rights to require the Company to register, the Shares, or any restriction upon the voting or transfer of any Ordinary Shares pursuant to the Memorandum of Association, the Articles of Association or other organizational documents of the Company or any agreements or other instruments to which the Company is a party or by which it is bound. To the best of such counsel's knowl edge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share capital of the Company or any security convertible into, exercisable for or exchangeable for shares of the Company. Except as disclosed in the Registration Statement and the Prospectus, to such counsel's best knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of the Ordinary Shares or other securities of the Company. The Ordinary Shares and the Shares conform in all material respects to the respective description thereof contained in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority to issue and sell the Shares to be sold by it in accordance with and upon the terms and conditions set forth in this

                  Agreement and in the Prospectus. All corporate action required to be taken by the Company for the due and proper authorization, issuance and sale of the Shares to be sold by it has been duly and validly taken.

                           (iii) Upon issuance of the Shares to be sold by the
                  Company and payment therefor in accordance with the terms of this Agreement, insofar as concerns the laws of Israel, the Underwriters will receive good and valid title to the Shares being sold by the Company hereunder, free and clear of any lien, charge, claim, encumbrance, security interest, restriction on transfer, shareholders' agreement, voting trust and other defect of title of any nature whatsoever.

                           (iv) This Agreement has been duly and validly
                  authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Underwriters) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally and by general principles of equity and (b) to the extent that rights to indemnification and contribution thereunder may be limited by Israeli or United States Federal and state securities laws or public policy relating thereto.

                           (v) Neither the execution, delivery and performance
                  of this Agreement nor the consummation of the transactions contemplated hereby by the Company (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, encumbrance, security interest or restriction whatsoever upon any property or asset of the Company pursuant to the terms of any indenture, mortgage, deed, trust, note or other agreement or instrument of which such counsel is aware and to which the Company is a party, or any franchise, license, permit, judgment, decree, order statute, rule or regulation of which such counsel is aware or violate any provision of the Memorandum of Association or the Articles of Association or other organizational documents of the Company.

                           (vi) Such counsel is not aware that the Company is in
                  violation of any term or provision of its Memorandum of Association or its Articles of Association or its other organizational documents.

                           (vii) The Registration Statement and the Prospectus
                  and their respective filings with the Commission and, to the extent required, with the appropriate authorities in Israel, have been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization in accordance with Israeli law, by and on behalf of the Company.

                           (viii) The Company has obtained all necessary
                  governmental and regulatory authorizations, consents and exemptions in Israel for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, but not limited to, the issuance and sale of the Shares as contemplated by this Agreement). Such counsel is not aware that proceedings to rescind or modify such authorizations, permits, consents and exemptions have been instituted or that any are pending or contem plated by any Israeli authority; the ISA Exemption in connection with the offering contemplated by the Registration Statement has been granted; and no consent, approval, authorization or order of, or filing with, any court or governmental agency in Israel is required for the consummation of the transactions contemplated by this Agreement except for those which have been obtained and except for the obligation to file certain information concerning offerees of the Shares in Israel with the ISA.

                           (ix) To the best knowledge of such counsel, the
                  Company is not a party to or bound by any shareholders' agreements or voting trusts with respect to any securities of the Company.

                           (x) The statements in the Prospectus, insofar as such
                  statements refer to the Memorandum of Association or the Articles of Association or other organiza tional documents of the Company, and contracts, indentures, mortgages, loan agreements, notes, leases, joint ventures and other agreements, arrangements or instruments to which the Company is a party, are fair summaries in all material respects, and insofar as such statements refer to statements of Israeli law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects. The statements in the Registration Statement and the Prospectus describing Israeli laws and regulations are fair summaries, in all material respects, of the information set forth therein.

                           (xi) All licenses, approvals or permits described in
                  the Prospectus as having been issued by any Israeli authority, have been duly issued and, to the knowledge of such counsel, have not been rescinded or modified and are in full force and effect; such counsel is not aware that any proceedings to rescind or modify such licenses, approvals or permits have been instituted and are pending or threatened by any Israeli authority; and under exchange control regulations currently in effect there are no authorizations or consents required from any governmental or regulatory body in Israel to give nonresidents of Israel the rights to freely repatriate to non-Israel currency all amounts received with respect to Ordinary Shares that were purchased with non-Israel currency, whether as a dividend, as a liquidating distribution or as proceeds from the sale of such shares, subject to applicable tax withholding.

                           (xii) To the best of such counsel's knowledge, the
                  Company does not own any interest in real property. To the best of such counsel's knowledge, any real property and building held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings.

                           (xiii) To the best of such counsel's knowledge,
                  except as disclosed in the Registration Statement and the Prospectus there is no litigation or governmental or other proceeding or investigation, pending or threatened before any court or before any public body or board in Israel to which the Company or any of its Subsidiaries is or may be a party that is material to the Company or any of its Subsidiaries, taken as a whole, or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance of the Shares or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or that questions the legality or validity of any of such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions, or that has a significant likelihood of materially and adversely affecting the ability of the Company to perform its obligations under this Agreement or the business, financial condition or results of operations of the Company or any of its Subsidiaries, taken as a whole.

                           (xiv) The statements in the Prospectus under the
                  captions "Risk Factors - Risks Relating to Our Operations in Israel" (relating to Israeli government programs and enforcement of U.S. judgments), "Enforceability of Civil Liabilities" "Descrip tion of Ordinary Shares," "Management," and "Certain Related Transactions," insofar as such statements constitute a summary of documents referred to therein or matters of Israeli law, fairly summarize such documents and matters in all material respects.

                           (xv) Except for the Israeli stamp duty and assuming
                  that none of the Underwriters is otherwise subject to taxation in Israel, the issuance and sale to the Underwriters of the Shares to be sold by the Company hereunder are not subject to any tax imposed by Israel or any political subdivision thereof.

                           (xvi) As provided in Section 11 of this Agreement,
                  the Company has duly and irrevocably appointed Camtek USA, Inc. ("Camtek USA"), as its agent to receive service of process in any action against it in any Federal or state court sitting in the county of New York arising out of or in connection with the public offering.

                           (xvii) Under the laws of Israel, the Company's
                  designation of any Federal or state court sitting in the county of New York for any action to be brought by the Company against the Underwriters in relation to this Agreement, and the designation of the law of the State of New York to apply to this Agreement is binding upon the Company and, if properly brought to the attention of the court in accordance with the laws of Israel, would be enforceable in any judicial proceeding in Israel, except as such enforceability may be limited by applicable general principles of equity and/or public policy.

                           (xviii) Subject to certain time limitations, an
                  Israeli court may declare a foreign civil judgment enforceable if it finds that the judgment was rendered by a court which was, according to the laws of that state of the court, competent to render the judgment; the judgment is no longer appealable; the obligation imposed by the judgment is enforceable according to the rules relating to enforceability of judgments in Israel and the substance of the judgement is not contrary to public policy; and the judgment is executory in the state in which it was given. A foreign judgment will not be declared enforceable if it was given in a state whose laws do not provide for the enforcement of judgments of Israeli courts (subject to exceptional cases) or if its enforcement is likely to prejudice the sovereignty or security of the State of Israel. An Israeli court also will not declare a foreign judgment enforceable if it is proved to the Israeli court that (i) the judgment was obtained by fraud; (ii) there was no due process; (iii) the judgment was rendered by a court not competent to render it according to the laws of private international law in Israel; (iv) the judgment is at variance with another judgment that was given in the same matter between the same parties and which is still valid; or (v) at the time the action was brought in the foreign court a suit in the same matter and between the same parties was pending before a court or tribunal in Israel.

                           In addition, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinions), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (h) The Representatives shall have received on each Closing Date from Brobeck, Phleger & Harrison, LLP, United States counsel to the Company, an opinion addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Representatives, to the effect that:

                           (i) The Company is duly qualified to do business as a
                  foreign corporation and is in good standing in each United States jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect on the business, financial condition or results of operations of the Company.

                           (ii) Camtek USA has been duly incorporated and is
                  validly existing as a corporation under the laws of the State of New Jersey, with full corporate power and authority to own or lease its properties and conduct its business as is currently conducted. Camtek USA is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

                           (iii) The issued and outstanding shares of capital
                  stock of the Camtek USA have been duly authorized and validly issued, are fully paid and nonassessable and are directly owned of record by the Company free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement and the Prospectus.

                           (iv) To the extent governed by New York law, this
                  Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery of this Agreement by the Underwriters, this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (A) enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors, rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) except as any rights to indemnity and contribution may be limited by United States Federal or state securities laws and public policy considerations.

                           (v) To the best of such counsel's knowledge, Camtek
                  USA is not in violation of any term or provision of its certificate of incorporation or by-laws, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                           (vi) To the best of such counsel's knowledge, there
                  are no legal or governmental proceedings, pending or threatened to which the Company or any of its Subsidiaries is or may be a party or of which the business or property of the Company or any of its Subsidiaries is or may be subject which is required to be disclosed in the Registration Statement and the Prospectus or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance of the Shares by the Company or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or that questions the legality or validity of any of such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions.

                           (vii) No Governmental Approval (as defined below)
                  which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of this Agree ment.

                           (viii) Neither the execution, delivery or performance
                  by the Company of its obligations under this Agreement nor the compliance by the Company with the terms and provisions hereof conflicts with any provision of Camtek USA's certificate of incorporation or by-laws.

                           (ix) To the best of such counsel's knowledge, the
                  performance of the Company's obligations under this Agreement do not and will not violate, conflict with or constitute a default under any Applicable Contract (as defined below) to which the Company or any of its Subsidiaries is a party, or by which any of their respective properties are subject.

                           (x) To the best of such counsel's knowledge, the
                  execution, delivery and performance by the Company of this Agreement and the compliance by the Company with the terms and provisions hereof will not contravene any provision of any Applicable Law (as defined below).

                           (xi) Neither the execution or delivery of this
                  Agreement or performance by the Company of its obligations under this Agreement nor compliance by the Company with the terms thereof will contravene any applicable order or decree of Governmental Authorities (as defined below) against the Company.

                           (xii) The Registration Statement, as of the Effective
                  Date, and the Prospectus, as of its date, each appeared on its face to have been appropriately responsive in all material respects to the requirements of the Securities Act and the Rules, except that, such counsel need not: (i) express any opinion as to the financial statements and related notes, schedules and other financial and accounting data included in or excluded from the Registration Statement or the Prospectus or (ii) assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than the sections thereof referred to in paragraph (xvi) below). Any required filing of the Prospectus and any supplement thereto pursuant to rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                           (xiii) To the best of such counsel's knowledge there
                  are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements, instruments or other documents required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement which are not so described or referred to or filed as required.

                           (xiv) The Shares have been approved for listing on
                  the Nasdaq National Market.

                           (xv) The Company is not an "investment company" or an
                  entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                           (xvi) Such counsel has reviewed the statements made
                  in the Prospectus under the captions "Shares Eligible for Future Sale" and "U.S. Tax Considerations Regarding Shares Acquired by U.S. Taxpayers," and to the extent that they constitute matters of law or legal conclusions, they fairly present the information disclosed therein in all material respects.

                           (xvii) Such counsel has been advised telephonically
                  by the staff of the Commission that the Registration Statement has been declared effective under the Securities Act and the Rules and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending by the Commission.

                           (xviii) Such counsel has participated in conferences
                  with directors, officers and other representatives of the Company, representatives of the independent certified public accountants for the Company, representatives of Israeli counsel to the Company, representatives of the Underwriters and representatives of counsel for the

                  Underwriters, at which conferences the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has not made any independent check or verification thereof (except with respect to the statements made under the caption "U.S. Tax Considerations Regarding Shares Acquired by U.S. Taxpayers" and "Shares Eligible for Future Sale" to the extent, and only to the extent referred to in paragraph (xvi) above), on the basis of the foregoing, no facts have come to such counsel's attention that have caused such counsel to believe that (a) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, or (b) the Prospectus, as of its date and as of the date of their opinion, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel does not express any opinion or belief with respect to the financial statements and related notes, schedules and other financial and accounting data included in or excluded from the Registration Statement or the Prospectus.

                           (xix) As provided in Section 11 of this Agreement,
                  the Company has duly and irrevocably appointed Camtek USA as its agent to receive service process in any action against it in any Federal or state court sitting in the county of New York arising out of or in connection with the offering.

                  Unless otherwise indicated, references to (i) "Applicable Laws" shall mean laws, rules and regulations of the States of New York and of the United States of America which, in such counsel's experience, are applicable to companies of the type of the Company and transactions of the kind contemplated by this Agreement (except for United States, state and foreign securities or Blue Sky laws, anti-fraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.) but without such counsel having made any investigation regarding any other laws; (ii) the term "Governmental Authorities" means any New York or Federal executive, legislative, judicial, administrative or regulatory body established under Applicable Laws; (iii) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws except for such permits and similar authorizations as may be required under applicable state securities or "Blue Sky" laws;
         (iv) the term "Applicable Contracts" means those agreements or instruments relating to borrowed money or otherwise deemed by the Company to be material to the business, financial condition or results of operations of the Company and the Subsidiaries taken as a whole.

         (i) The Representatives shall have received on each Closing Date from counsel reasonably satisfactory to the Representatives, opinions addressed to the Representatives and dated such Closing Date with respect to Camtek (Europe) S.A. and Camtek (Taiwan) Ltd., (each, the "Subsidiary") substantially the following form:

                           (i) The Subsidiary is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business.

                           (ii) The Subsidiary has all requisite corporate power
                  and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect.

                           (iii) To the best knowledge of such counsel, there
                  are no litigation or governmental proceedings to which the Subsidiary is subject or which is pending or, to the knowledge of the such counsel, threatened, against the Subsidiary.

                           (iv) All outstanding shares of capital stock of the
                  Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company.

         (j) The Representatives shall have received on each Closing Date from each of Fischer Behar, Chen & Co., Israeli counsel for the Underwriters, and Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, an opinion addressed to the Representatives and dated such Closing Date, with respect to the matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they reasonably request to enable them to pass upon such matters.

         (k) The Representatives shall have received executed Lock-Up Agreements, in the form and from each person contemplated in Section 4(r) of this Agreement.

         (l) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel.

         (m) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates or documents as the Underwriters shall have reasonably requested.

                  6. COVENANTS OF THE COMPANY.

         (a) The Company covenants and agrees as follows:

                           (i) The Company shall prepare the Prospectus in a
                  form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                           (ii) The Company shall promptly advise the
                  Representatives in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any Preliminary Prospectus or the Prospectus or of the issuance by the Commission or any other regulatory body, foreign or domestic, of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or amendment or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representa tives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (iii) The Company shall prepare and file with the
                  Commission, promptly upon the Representatives' reasonable request, any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' counsel, may be necessary or advisable in connection with the distribution of the Shares.

                           (iv) If, at any time when a prospectus relating to
                  the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (v) The Company shall make generally available to its
                  security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (vi) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                           (vii) The Company shall cooperate with the
                  Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate (including such jurisdictions as may be required for the offering and sale of the Directed Shares) and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (viii) For a period of five years after the date of
                  this Agreement, the Company shall supply to the Underwriters, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its share capital and to furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

                           (ix) Without the prior written consent of CIBC World
                  Markets Corp., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or any successor form) or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the sale of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plans or bonus plan that are exercisable during such 180 day period or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any Ordinary Shares (or any securities convertible into, exercisable for, or exchangeable for any Ordinary Shares) owned by such person.

                           (x) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the Nasdaq National Market.

                           (xi) The Company will apply the net proceeds from the
                  offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                           (xii) If any payment of any sum due under this
                  Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency on the date of payment. To the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency on the date of payment to discharge the obligations of the Company, as the case may be, to the Underwriters or such controlling persons, the obligations of the Company, as the case may be, to the Underwriters or such controlling persons, as the case may be, shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement. To the extent that the Underwriters or such controlling persons receive any payment with respect to such separate obligation in freely transferable United States dollars (or currency that can be used to purchase freely transferable United States dollars in the manner set forth above), the Underwriters or such controlling persons, as the case may be, will return to the Company, as the case may be, a corresponding amount of the other currency.

                           (xiii) The Company will manage its business so as to
                  avoid, to the extent consistent with its other business goals, the Company or any of the Subsidiaries becoming a PHC or the Company becoming a PFIC. If the Company is a PFIC for any taxable year, it will promptly inform all its shareholders who are United States persons (as defined in Section 7701(a)(30) of the Code) of such status, and make available to such shareholders, on a timely basis, all information necessary to permit them to make a Qualified Electing Fund election under Section 1295 of the Code.

                           (xiv) The Company and each of its Subsidiaries shall
                  duly file all Tax Returns required to be filed and shall pay all taxes due to any tax authorities.

                           (xv) Without limiting the generality of the
                  foregoing, the Company and each of its Subsidiaries shall file United States federal, and any state and local Tax Returns required to be filed, for all taxable years in which the Company or its Subsidiaries operate or operated in the United States and shall pay all taxes, interest and penalties owed to the relevant tax authorities in connection with the filing of such Tax Returns.

                           (xvi) For the taxable year ending on December 31,
                  2000 and all subsequent taxable years, the Company shall use its best efforts to the extent consistent with its business goals to ensure that the Company is not considered to be engaged in a United States trade or business and does not have a permanent establishment for United States federal income tax purposes.

                           (xvii) For a period of 180 days from the date of this
                  Agreement, the Company shall neither waive the Option Agreement Lock-Up or otherwise agree or consent to the transfer or sale of the securities subject to such Option Agreement Lock-Up without the written consent of CIBC World Markets.

         (b) The Company agrees to pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of all reports and information required by Section 6(a);
(vii) inclusion of the Shares for quotation on the Nasdaq National Market; and
(viii) all transfer and Stamp taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 7, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

         (c) The Company covenants and agrees with the several Underwriters that in any suit (whether in a court in the United States, the State of Israel or elsewhere) seeking enforcement of this Agreement, (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed in any suit, action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York or of the United States, (ii) if the plaintiffs thereon seek that a judgment otherwise awarded to the plaintiffs be awarded in either United States dollars or Israeli currency, subject to Israeli foreign currency control regulations, the Company will not interpose any defense or objection to or otherwise oppose the award of a judgment, if any, in such currencies except to the extent that such a judgment would violate the laws of the State of Israel, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in Israeli currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to changes in the United States dollar exchange rate with respect to the currency of the State of Israel, the Company will not interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment except to the extent that such a judgment would violate the laws of the State of Israel. The Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than in the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or declaratory judgment concerning any alleged breach by the Company of, or other claim by the Underwriters in respect of, this Agreement or any of the Underwriters' rights under this Agreement, including, without limitation, any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of Federal or New York state courts or the designation of the laws of the State of New York as the law applicable to this Agreement.

                  7. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law and will reimburse each Underwriter and each such person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto or any Blue Sky Application, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters specifically for use therein. It being understood that the only information so furnished by the Underwriters was
(i) the dealer concession and reallowance amounts contained under the caption "Underwriting" in the Prospectus, (ii) the paragraph in such section related to discretionary sales, and (iii) the information contained in the fifth to last and last paragraphs of such section. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  In addition, the Company agrees to indemnify and hold harmless the Representatives and each person, if any, who controls any Representative within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages, expenses and liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arising out of or based upon the failure of any Participant to pay for and accept delivery of Directed Shares otherwise reserved for such Participant pursuant to the Directed Share Program, and (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Representatives.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, in reliance up on and in conformity with information furnished in writing to the Company by the Underwriters specifically for use therein as specified in the preceding paragraph (b), provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the underwriting discounts and commissions received by such Underwriter.

         (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in this
Section 7 shall be available to any party who shall fail to give notice as provided in this Section 7 if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense (including but not limited to, the existence of defenses available to it or them different from or additional to those available to the indemnifying party) of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel or shall not have employed counsel reasonably satisfactory to the indemnified parties to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

                  8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) or 7(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration

Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 8. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

                  9. TERMINATION. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time

         (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets;
(ii) if the United States or the State of Israel becomes engaged in hostilities, or an escalation of hostilities involving the United States or the State of Israel occurs, or the United States or the State of Israel declares a national emergency or war or if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or the State of Israel is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state, Federal or Israeli authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect, or

         (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall not be under any liability to the Company, except that (y) if this Agreement is terminated by the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

                  10. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9 hereof) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Underwriters may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Underwriters may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Underwriters, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

         (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

         (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Underwriters to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Underwriters or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Underwriters and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section 10 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 7 and 8. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  11. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES.

                  By the execution and delivery of this Agreement, the Company hereby designates and appoints Camtek USA, 468 Industrial Way West, Eatontown, New Jersey 07724 as the authorized agent of the Company, upon whom process may be served in any suit, proceeding or other action against the Company instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in any Federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of securities in connection therewith. The Company expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Underwriters shall have been appointed by the Company such successor shall have accepted such appointment and written notice thereof shall have been given to the Representatives. The Company further agrees that service of process upon its authorized agent or successor (and written notice of said service to the Company mailed by certified mail or sent by telex or delivered, as provided in
Section 12 hereof) shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares, or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any Federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such Federal court or state court shall be conclusive, and subject to the limitations on enforcement in Section 4(ii) hereof, may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect for a period of six years from the date hereof. The Company hereby agrees with the Underwriters to the nonexclusive jurisdiction of the courts of the State of New York, or the Federal courts sitting in the County of New York in connection with any action or proceeding arising from the sale of the Shares or this Agreement brought by the Company or the Underwriters.

                  To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement in any action instituted in any New York court or any court of competent jurisdiction in the State of Israel.

                  This Section and the waivers contained herein are intended only for the parties hereto and shall not be construed to give any third parties any rights.

                  12. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8, 9 and 11 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Underwriters, c/o CIBC World Markets Corp., 425 Lexington Avenue, 6th Floor, New York, New York 10017 Attention: James Appelbaum, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: David J. Goldschmidt and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Brobeck, Phleger & Harrison, LLP, 1633 Broadway, New York, NY 10019, Attention: Richard H. Gilden.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among us.



                                                Very truly yours,

                                                CAMTEK LTD.


                                                By: ____________________________
                                                Name:  Rafi Amit
                                                Title: Chief Executive Officer


Confirmed:

CIBC WORLD MARKETS CORP.
Acting severally on behalf of
itself and as representative of
the several Underwriters named
in Schedule I annexed hereto.


By: CIBC WORLD MARKETS CORP.

By: ______________________________
Name:
Title:

                                   SCHEDULE I



                                                                   Number of                   Number of Option
                                                               Firm Shares to be               Shares to be Pur
                                                              Purchased from the                chased from the
        Name                                                        Company                         Company
--------------------                                        -------------------------------------------------------
CIBC World Markets Corp
UBS Warburg LLC
Needham & Company, Inc.






Total                                                              5,600,000                        840,000


                             FORM OF LOCK-UP LETTER


CIBC World Markets Corp.
UBS Warburg LLC
Needham & Company, Inc.
c/o CIBC World Markets Corp.
425 Lexington Avenue
6th Floor
New York, New York 10017


Dear Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between Camtek Ltd., an Israeli company (the "Company") and each of you, as representatives of the underwriters to be named therein (the "Underwriters"), and relating to an underwritten public offering of Ordinary Shares, NIS 0.02 par value ("Ordinary Shares"), of the Company (the "Offering") pursuant to a Registration Statement on Form F-1 (the "Registration Statement").

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees, for a period from the date hereof until 180 days after the date of the final prospectus relating to the Offering, not to, directly or indirectly, except pursuant to the Underwriting Agreement or with prior written consent of CIBC World Markets Corp., offer, sell, pledge, grant any option to purchase, or otherwise sell or dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any Ordinary Shares or any securities convertible into, or exchangeable or exercisable for, Ordinary Shares, owned directly or indirectly by the undersigned or with respect to which the undersigned has the power of disposition as of the date of this letter or acquired on or prior to the date of the final Prospectus relating to the Offering, nor will the undersigned exercise any registration rights, if any, with respect to the Company's Ordinary Shares. The undersigned also agrees to and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Ordinary Shares held by the undersigned except in compliance with the foregoing restrictions. The undersigned understands that this agreement is irrevocable and will be binding upon the undersigned's heirs, legal representatives, successors and assigns. This letter agreement will remain in full force and effect notwithstanding any changes in the Underwriters who participate in the Offering. The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance upon this letter agreement.


                                  * * * * * * *

         If for any reason the Underwriting Agreement is not entered into before ___________, 2000 or shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall be terminated and you will notify the Company in writing that you have released the undersigned from its obligations under this letter agreement.



                                                     Very truly yours,



                                                     ___________________________
                                                     Name: